Asset Purchase Agreement

THIS AGREEMENT dated the ____ day of November, 2007.

BETWEEN:

BLACKEDGE STRATEGIC CAPITAL AND CONSULTING LTD.

(the "Vendor")

OF THE FIRST PART

AND:

PROJECT DEVELOPMENT PACIFIC, INC.

(the "Purchaser")

OF THE SECOND PART

WHEREAS:

A. The Vendor is the registered and beneficial owner of various mineral claims (hereinafter the "Claims"), comprising 80 claims in ten Townships for a total of 99,240 hectares. The Claims of the Vendor are more particularly described in Schedule "A" attached hereto and forming part of this Agreement;

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase all of the Claims of the Vendor in accordance with the terms of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the terms and covenants herein and other good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties hereto agree as follows:

1. PURCHASE AND SALE OF ASSETS

1.1 Sale of Assets. Subject to the terms and conditions of this Agreement, the Vendor hereby sells, assigns and transfers to the Purchaser, and the Purchaser hereby purchases the Vendor's Claims.

1.2 Purchase Price. The purchase price payable by the Purchaser to the Vendor for the Vendor's Claims shall consist of: a) a total of 10,000,000 shares of common stock of the Purchaser at par value of $0.001 per share (the "Shares"); b) $500,000 USD (the "Purchase Price"); and c) a carried 3% Net Smelter Royalty.

1.3 Payment Schedule. The Payment Schedule shall be as follows:

(a) The Purchaser shall issue and deliver the Shares, fully paid and non-assessable, in conjunction with and at the same time as the payment of the purchase price installments, in ten installments consisting of one million (1,000,000) Shares each.

(b) The Purchaser shall pay the Purchase Price in ten installments of $50,000 each, on or before June 30, 2008 (each payment of Purchase Price and transfer of an installment of Shares shall be referred to as an "Installment"). Vendor acknowledges that Purchaser must raise the cash through the sale of common stock of the Purchaser.

1.4 Delivery and Transfer of Claims. Upon the payment of each of the ten Installments, the Vendor shall deliver to the Purchaser, one-tenth of the of the total number of the Claims unconditionally and free and clear of all liens, charges, or encumbrances, except where disclosed. As each Installment is paid by the Purchaser to the Vendor, the Vendor shall transfer those Claims represented by a single Township, commencing with Township 49, and continuing in consecutive order until all the Installments have been paid by the Purchaser to the Vendor, and all of the Claims represented by each Township have been transferred by the Vendor to the Purchaser. The Purchaser shall be responsible for the cost of transferring the Claims. Each payment of an Installment and subsequent transfer of all the Claims represented by a Township shall constitute a single Closing hereunder. Each Closing shall take place at such time and place as the Parties hereto shall mutually agree with the final Closing to occur on or before June 28, 2008.

2. COVENANTS of the Parties

2.1 Covenants. The parties undertake to keep the information with respect to this Agreement, the terms herein, and any related, underlying or subsequent agreements (the "Information") confidential and not to directly or indirectly disclose the Information at any time to any person or persons or use the Information for any purpose whatsoever.

3. REPRESENTATIONS OF THE VENDOR

3.1 Representations. The Vendor represents and warrants to the Purchaser as follows, with the intent that the Purchaser will rely on the representations in entering into this Agreement, and in concluding the purchase and sale contemplated by this Agreement:

(a) Capacity to Sell. The Vendor has the power and capacity to own and dispose of the Claims, and to enter into this Agreement and carry out its terms to the full extent;

(b) Authority to Sell. The execution and delivery of this Agreement, and the completion of the transaction contemplated by this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Agreement constitutes a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors;

(c) Sale Will Not Cause Default. Neither the execution nor delivery of this Agreement, nor the completion of the purchase and sale contemplated by this Agreement will:

(i) violate any of the terms and provisions of the constating documents or bylaws or articles of the Vendor, or any order, decree, statute, bylaw, regulation, covenant, restriction applicable to the Vendor or the Claims;

give any person the right to terminate, cancel or otherwise deal with the Claims; or

(iii) result in any fees, duties, taxes, assessments or other amounts relating to the Claims becoming due or payable other than any tax payable by the Purchaser in connection with the purchase and sale and set forth in Schedule 3.1(c)(iii);

(d) Encumbrances. The Vendor owns and possesses and has a good marketable title to the Claims free and clear of all legal claims, mortgages, liens, charges, pledges, security interest, encumbrances or other claims except as disclosed on Schedule 3.1(d);

(e) Litigation. There is no litigation or administrative or governmental proceeding or inquiry pending or, to the knowledge of the Vendor, threatened against or relating to the Claims, nor does the Vendor know of or have reasonable grounds that there is any basis for any such action, proceeding or inquiry;

(f) No Defaults. Except as otherwise expressly disclosed in this Agreement there has not been any default in any obligation to be performed under any of the Claims, which are in good standing and in full force and appropriate effect;

(g) Compliance with Laws. Vendor has held, and continues to hold, the Claims in compliance with all applicable laws including but not limited to all applicable land use and environmental laws and the Claims are valid for the use contemplated therefore; and

(h) Good Standing. Prior to closing this Agreement, the Vendor will maintain, as required, the Claims in good standing.

4. COVENANTS OF THE VENDOR

4.1 Procure Consents. The Vendor will diligently and expeditiously take all steps necessary to and will obtain all necessary consents and shall file all regulatory filings necessary to effect the transfer of the Claims.

4.2 Covenant of Indemnity. The Vendor will indemnify and hold harmless the Purchaser from and against:

(a) any and all liabilities, whether known, unknown, accrued, absolute, contingent or otherwise, existing at Closing which arise out of Vendor's ownership of the Claims and operation of its business prior to Closing and which are not agreed to be assumed by the Purchaser under this Agreement;

(b) any and all losses, claims, damages and costs incurred or suffered by the Purchaser arising out of the breach or inaccuracy of any representation or warranty of the Vendor contained in this Agreement; and

(c) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

4.3 Execution of all necessary documents. The Vendor will execute all necessary documents including such assignments as the Purchaser may require to effect the transfer of all of the Claims.

5. REPRESENTATIONS OF THE PURCHASER

5.1 Representations. The Purchaser represents and warrants to the Vendor as follows, with the intent that the Vendor will rely on these representations and warranties in entering into this Agreement, and in concluding the purchase and sale contemplated by this Agreement:

(a) Status of Purchaser. The Purchaser is a corporation duly incorporated, validly existing and in good standing and has the power and capacity to enter into this Agreement and carry out its terms; and

(b) Authority to Purchase. The execution and delivery of this Agreement and the completion of the transaction contemplated by this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Purchaser, and this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

(c) Restrictions on Resale. Purchaser and Vendor acknowledge that Purchaser is a fully reporting company under the Securities Act of 1933 ("Securities Act"), is subject to the reporting requirement of the Securities and Exchange Commission ("Commission") pursuant to Sections 12, 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is current in its filings. Purchaser represents and warrants that the shares of its common stock issued pursuant to this Agreement are restricted securities under the Securities Act of 1933, as amended and are subject to restrictions upon transfer. Currently, under Rule 144 of the Securities Act, a non-affiliate (defined as someone who is not an officer, director or holder of 10% or more of a company's common stock) is allowed to resell shares after one (1) year, if such a sale is conducted through a market transaction. Rule 144 is subject to revision by the Commission. The certificates representing the Shares will contain a restrictive legend which reads as substantially follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION PERTAINING TO SUCH SECURITIES AND PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREIN THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND NOT FOR PURPOSES OF DISTRIBUTION. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION. THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.

6. COVENANTS OF THE PURCHASER

6.1 Consents. The Purchaser will at the request of the Vendor execute and deliver such applications for consent and such assumption agreements, and provide such information as may be necessary to obtain the consents referred to in paragraph 4.1 and will assist and cooperate with the Vendor in obtaining the consents.

6.2 Execution of all necessary documents. The Purchaser will execute all necessary documents as the Vendor may require to effect the transfer of all of the Claims.

6.3. Extraordinary Events Regarding Common Stock. In the event that the Purchaser shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Shares shall, simultaneously with the happening of such event, be adjusted by multiplying the the Shares by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the total numner of Shares. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section.

7. SURVIVAL OF REPRESENTATIONS AND COVENANTS

7.1 Vendor's Representations and Covenants. All representations, covenants and agreements made by the Vendor in this Agreement or under this Agreement will, unless otherwise expressly stated, survive closing and any investigation at any time made by or on behalf of the Purchaser will continue in full force and effect for the benefit of the Purchaser.

7.2 Purchaser's Representations and Covenants. All representations, covenants and agreements made by the Purchaser in this Agreement or under this Agreement will, unless otherwise expressly stated, survive closing and any investigation at any time made by or on behalf of the Vendor and will continue in full force and effect for the benefit of the Vendor.

8. LIABILITIES NOT ASSUMED

8.1 Liabilities Not Assumed. The Purchaser will not assume any liabilities of the Vendor. The Purchaser will not be responsible for any liability of the Vendor, past, present or future, relating to the Claims, and the Vendor will indemnify and save harmless the Purchaser from and against any such liabilities and any claims for the recovery thereof.

9. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER

9.1 Conditions. All obligations of the Purchaser under this Agreement are subject to the fulfillment of the following conditions:

(a) Vendor's Representations. The Vendor's representations contained in this Agreement will be true.

(b) Vendor's Covenants. The Vendor will have performed and complied with all agreements, covenants and conditions as required by this Agreement.

(c) Consents. The Purchaser will have received duly executed copies of the consents or approvals referred to in paragraph 4.1 which said consents or approvals shall be approved and executed by any and all such third parties (including any governmental or other regulatory authority) necessary in order transfer the Claims and vest ownership thereof in Purchaser.

9.2 Exclusive Benefit. The foregoing conditions are for the exclusive benefit of the Purchaser and any such condition may be waived in whole or in part by the Purchaser delivering to the Vendor a written waiver to that effect signed by the Purchaser.

10. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VENDOR

10.1 Conditions. All obligations of the Vendor under this Agreement are subject to the fulfillment of the following conditions:

(a) Purchaser's Representations. The Purchaser's representations contained in this Agreement will be true.

(b) Purchaser's Covenants. The Purchaser will have performed and complied with all covenants, agreements and conditions as required by this Agreement.

(c) Consents of Third Parties. All consents or approvals required to be obtained by the Vendor for the purpose of selling, assigning or transferring the Claims have been obtained.

10.2 Exclusive Benefit. The foregoing conditions are for the exclusive benefit of the Vendor and any such condition may be waived in whole or in part by the Vendor delivering to the Purchaser a written waiver to that effect signed by the Vendor.

11. GENERAL

11.1 Governing Law. This Agreement and each of the documents contemplated by or delivered under or in connection with this Agreement are governed exclusively by, and are to be enforced, construed and interpreted exclusively in accordance with the laws of British Columbia which will be deemed to be the proper law of the Agreement.

11.2 Professional Fees. Each of the parties will bear the fees and disbursements of their respective lawyers, advisers and consultants engaged by them respectively in connection with the transactions contemplated by this Agreement prior to the closing.

11.3 Assignment. No party will assign this Agreement, or any part of this Agreement, without the prior written consent of the other party. Any purported assignment without the required consent is not binding or enforceable against any party.

11.4 Enurement. This Agreement enures to the benefit of and binds the parties and their respective successors and permitted assigns.

11.5 Notice. All notices required or permitted to be given under this Agreement will be in writing and personally delivered to the address of the intended recipient set out on the first page of this Agreement or at such other address as may from time to time be notified by any of the parties in the manner provided in this Agreement.

11.6 Further Assurances. The parties will execute and deliver all further documents and take all further action reasonably necessary or appropriate to give effect to the provisions and intent of this Agreement and to complete the transactions contemplated by this Agreement.

11.7 Remedies Cumulative. The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise. Any party to this Agreement may terminate this Agreement if any other party is in breach of or defaults under any material term or condition of this Agreement or has made a material misrepresentation in this Agreement. Although the failure of Purchaser to make any or all Installments shall not constitute a breach hereunder, the failure of Purchaser to make all Installments by June 28, 2008 shall constitute grounds for Vendor to terminate this Agreement. In the event Vendor terminates this Agreement on or after June 28, 2008, based on Purchaser's failure to make all Installments, such termination shall have no effect on Purchaser's right, title and interest in and to any Claims previously transferred to Purchaser pursuant to previous payments of Installments by Purchaser. Purchaser's right, title and interest in and to any Claims transferred to it by Vendor shall be fully vested upon each Closing. No single or partial exercise by a party of any right or remedy precludes or otherwise affects the exercise of any other right or remedy to which that party may be entitled.

11.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties and there are no representations, express or implied, statutory or otherwise and no collateral agreements other than as expressly set out or referred to in this Agreement.

11.9 Headings. The division of this Agreement into sections and the insertion of headings are for convenience only and do not form part of this Agreement and will not be used to interpret, define or limit the scope, extent or intent of this Agreement.

11.10 Severability. Each provision of this Agreement is severable. If any provision of this Agreement is or becomes illegal, invalid or unenforceable, the illegality, invalidity or unenforceability of that provision will not affect the legality, validity or enforceability of the remaining provisions of this Agreement.

11.11 Schedules. The Schedules attached hereto form an integral part of this Agreement.

11.12 Time of the Essence. Time will be of the essence of this Agreement.

11.13 Counterparts. This Agreement and all documents contemplated by or delivered in connection with this Agreement may be executed and delivered by facsimile or original and in any number of counterparts, and each executed counterpart will be considered to be an original. All executed counterparts taken together will constitute one agreement.

IN WITNESS WHEREOF the parties have duly executed this Agreement by their duly authorized officers effective the first day and year written above.

VENDOR: BLACKEDGE STRATEGIC CAPITAL AND CONSULTING LTD.

per:

_______________________

NAME:

TITLE:

PURCHASER: PROJECT DEVELOPMENT PACIFIC, INC.

per:

________________________

NAME:

TITLE:

SCHEDULE "A"

THIS IS SCHEDULE "A" to the Asset Purchase Agreement.